EXHIBIT 23.2

The Members
ACME Television, LLC:

We consent to the use of our reports included herein and to the reference to our firm under the heading 'Experts' in the prospectus.

                                          KPMG PEAT MARWICK LLP


Los Angeles, California
February 4, 1998